avantair®

Avantair, Inc.
(OTCBB: AAIR)

Steven Santo, CEO

June 2010
Investor Presentation

SAFE HARBOR

This document contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, including, without limitation, statements regarding Avantair’s financial position, business strategy, plans, and
Avantair’s management’s objectives and its future operations, and industry conditions, are forward-looking statements.  Although Avantair believes that the expectations reflected in such forward-looking statements are reasonable, Avantair can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from Avantair’s expectations (“Cautionary Statements”) as described in Avantair’s public filings include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United
States.  All subsequent written and oral forward-looking statements attributable to Avantair, or persons acting on Avantair’s behalf, are expressly qualified in their entirety by the Cautionary Statements.

INVESTMENT HIGHLIGHTS

Sole North American fleet provider of flight hour time cards and fractional shares in the Piaggio Avanti aircraft - the roomiest, quietest, safest and most fuel efficient aircraft with the lowest operating cost in the light jet category

Compelling secular and economic drivers spurring demand for
lower-cost alternatives within the private aviation market

New innovative Axis Club Membership bridges the gap between the financial commitment of a fractional share and flight hour time cards

Business model offers path to sustainable profitability

EXPERIENCED MANAGEMENT TEAM

Steven F. Santo
Chief Executive Officer

Avantair Founder

Former Assistant District Attorney in NY

Former Managing Partner, Fields, Silver & Santo

Former CEO of Skyline Aviation, aircraft leasing company

Pilot for 20 years

Over 1,000 flight hours in the Piaggio Avanti

Richard Pytak

Chief Financial Officer

Former Treasurer at Gibraltar Industries

Former Senior Manager at PricewaterhouseCoopers

Kevin Beitzel

Chief Operating Officer

Former Executive VP of Maintenance and Operations

Over 20 years experience in aviation industry

16 years with US Airways

avantair

avantair

Fly Smart.

AXIS

CLUB MEMBERSHIP

BY AVANTAIR

Edge

OUR BUSINESS

AVANTAIR PROGRAM SUMMARY

Avantair Fractional Ownership

Hourly Operating Cost*:
$2,610
(1/16th share)

Program Highlights:

One-time acquisition cost; no
hourly cost

Customizable fractional share sizes

5-year term

No restricted travel days

Expanded Primary Service Area

Lower operating cost per hour
than other fractional programs

AXIS Club Membership

By Avantair

Hourly Operating Cost*:

$3,725 - $4,440

Program Highlights:

One-time membership fee

Tiered membership options to fit
customer travel needs

3-year term

No restricted travel days

Expanded Primary Service Area

Fractional conversion and
upgrade options available

Edge Time Card

Hourly Operating Cost*:

$4,515

(25 hour card)

Program Highlights:

All inclusive, one-time cost

15 or 25 hour cards available

12-month term

Only 10 restricted travel days per
year

Expanded Primary Service Area

Conversion options available

* Includes FET

TOTAL MARKET SHARE

Fractional Aircraft Market Share
11%
38%
51%
Avantair
NetJets
Flight Options, FlexJet, CitationAir

- Five companies have 11.0% or more of the total market for fractional aircraft, based upon the units in operation
- Avantair holds 11% market share

Source: Percentages are based on data derived from the 10-31-09 JetNet Fractional Report

6

avantair

LIGHT-CABIN MARKET SHARE: NUMBER OF FRACTIONAL OWNERS

Market Share by Number of Light-Cabin Owners
Flight Options 22%
CitationAir 14%
FlexJet 14%
NetJets 23%
Avantair 27%

- Avantair has the highest market share of 27% as measured by number of owners in the light-cabin category
- Low hourly cost continues to attract former owners of shares in jets at the competing fractionals to Avantair

Source: AvData Fractional Aircraft Report, November 2009

7

avantair

LIGHT-CABIN MARKET SHARE: HOURS UNDER MANAGEMENT

Light Cabin Market Share by Hours Under Management
Flight Options 25%
CitationAir 13%
FlexJet 16%
NetJets** 18%
Avantair 28%

- Based on fractional hours under management in the light-cabin category, Avantair has the highest market share of 28%

Source: AMSTAT November 2009

** NetJets hours under management exclude the hours registered under Marquis Jet Holdings (10,575 hours)

8

Total Light-Cabin Fleet Sold Into Fractionally

100%
80%
60%
40%
20%
0%

	Avantair	FlexJet	Flight Options	CitationAir	NetJets
% Sold	80%	68%	68%	60%	43%

TOTAL LIGHT-CABIN FLEET SOLD INTO FRACTIONALLY

Avantair’s fleet has the highest sold-to-in-service ratio of 80% among the top five fractional players in the light-cabin fleet category

Source:  AvData Fractional Aircraft Report, November 2009

avantair®

COMPETITIVE ADVANTAGES

- **Sole fractional share and flight hour card fleet operator of the Piaggio Avanti**
  - Lowest fuel burn and fuel surcharge*
    - Average of 40% more fuel efficient than comparable jets
    - Average of 35% less carbon emissions than comparable jets
  - Largest cabin in category
  - Short runway capability
- **Substantial leverage in business model**
  - Increase in fleet size reduces operating costs
  - Opportunity for significant margin growth
- **Single type aircraft fleet**
  - Lower maintenance and training costs
  - Fewer parts in inventory
- **Company-owned FBOs**

* Source: Aviation Research Group US (ARG/US), October 2009

10

avantair®
ECO-FRIENDLY OPERATIONS

Luxurious Private Jet Travel with Minimum Carbon Footprint

- **Standard setting aircraft**
  - First fleet in the industry to offset aircraft carbon emissions
- **Lowest fuel burn and carbon emissions in the industry**
  - Burns average of 40% less fuel than competitors at 450 mph
  - Average of 35% less carbon emissions
  - Lower overall costs
- **TerraPass**
  - Funds US clean energy and greenhouse gas reduction projects
  - Purchased flight TerraPass credits for all new owners
  - Offset over 7.8 million pounds of carbon dioxide

* Source: Aviation Research Group US (ARG/US), October 2009

11

PIAGGIO AVANTI
AIRCRAFT

FLEET SUMMARY

Fleet Statistics

55 aircraft in fleet

4 new Piaggio Avanti II aircraft added to Avantair’s operating certificate in February 2010

52 additional Piaggio Avanti aircraft on order through 2013

Realize economies of scale due to larger fleet size

Reduces non-revenue repositioning flights and charter costs

Leverages existing infrastructure

Fixed Base Operations in three key hubs provide operating and maintenance efficiencies and lower fuel costs

          THE PIAGGIO AVANTI

As the best value in the private aircraft industry, the Piaggio Avanti offers an unparalleled combination of comfort, speed, performance, safety and efficiency.

avantair Fly Smart.

AVANTAIR FRACTIONAL OWNERSHIP

Year One Operating Cost Comparison

Aircraft Description:

	Avantair	CitationAir	Flight Options	NetJets	NetJets	Flexjet
Make	Piaggio	Cessna	Embraer	Raytheon	Cessna	Bombardier
Model	Avanti	CJ3	Phenom 300*	Hawker 400XP	Encore	Lear40XR
Acquisition Cost	$ 425,000	$ 518,432	$ 525,000	$ 425,625	$ 579,688	$ 560,000
Share Size	1/16	1/16	1/16	1/16	1/16	1/16
Maximum Hours per Year	50	50	50	50	50	50
Unit Operating Costs:						
Occupied Hourly Rate	$0	$4,394	$1,400	$1,806	$1,801	$1,875
Fuel Surcharge/Hour**	$223	$42	$407	$526	$532	$888
FET (7.5%)	$724	7.5%	$438	$564	$563	$586
Monthly Management Fee	$9,650		$6,500	$7,749	$8,862	$7,565
Year One Annual Operating Costs:						
Occupied Hourly Cost	$ -	$ 219,721	$ 70,000	$ 90,300	$ 90,050	$ 93,750
Fuel Surcharge Cost	$ 11,150	$ 2,100	$ 20,350	$ 26,300	$ 26,600	$ 44,400
FET (7.5%)	$ 8,685	$ -	$ 5,250	$ 6,773	$ 6,754	$ 7,031
Management Fee	$ 115,800	$ -	$ 78,000	$ 92,988	$ 106,344	$ 90,780
Total Annual Operating Costs	$ 135,635	$ 221,821	$ 173,600	$ 216,361	$ 229,748	$ 235,961
Effective Hourly Rate of Operation	$ 2,713	$ 4,436	$ 3,472	$ 4,327	$ 4,595	$ 4,719
Yearly Cost Savings With Avantair		39%	22%	37%	41%	43%

* Phenom 300 - pending certification

** Fuel surcharges based on January 2009 averages

Prices subject to change

15

avantair®

LEAD GENERATION + CUSTOMER LOYALTY = SALES

Substantial marketing leverage generated as growing customer base results in more customer referrals

- 100% renewal rate among fractional owners in 3QFY10
- ~20% of new customer sales in 3QFY10 were from customers new to private air travel
- Only nationally recognized program operator experiencing flight hour growth across all private aircraft categories*

"Part 135 flying was down just 3.5 percent compared with the same month last year, while fractional activity fell 7.7 percent, ARG/US data shows. However, fractional turboprop flying is up 24.4 percent, thanks to fractional provider Avantair."*

* Source: Aviation Research Group US (ARG/US), October 2009

16

AIRCRAFT IN FLEET

Aircraft in Fleet
60
50
40
30
20
10
0
2006
2006
2007
2008
2009
Calendar Year

17

REALIZING EFFICIENCIES

Fleet expansion drives recurring maintenance and management fees

$18.3 million for fiscal 2010 third quarter, up 1.7% year-over-year

Leverage opportunities

Fewer repositioning flights

Fewer charters

Decrease in overall costs of flight operations

Superior flight optimization technology

Fully integrated in March 2010

Increasing utilization, 3% utility gain within third quarter of fiscal 2010

Automated flight tracking, scheduling and adding new legs to the trips provide increasing efficiencies

FINANCIAL
SECTION

ANNUAL REVENUE AND OPERATING RESULTS

$160
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($MIL)
2004
2005
2006
2007
2008
2009
Fiscal Year
Net Loss
Revenue

20

avantair

OPERATING INCOME (LOSS) AND REVENUE GENERATING FLIGHT HOURS FLOWN

($ Millions)
(Hours)
$3.5
$2.5
$1.5
$0.5
-$0.5
-$1.5
-$2.5
-$3.5
-$4.5
-$5.5
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
8,263
8,257
8,393
$0.6
8,328
$0.3*
8,626
8,277
9,356
$0.2
9,770
$0.5**
9,623
$0.5
($5.2)
($2.1)
($1.9)
($0.7)
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Operating Income (Loss)
Revenue Generating Flight Hours

* Excludes a $3.0 million nonrecurring credit resulting from the termination of a vendor contract and reimbursement for services not performed.

** Excludes a $0.8 non-recurring gain resulting from an asset sale.

21

avantair®

FISCAL 2008 AND 2009 REVENUE AND OPERATING RESULTS

Net Loss
EBITDA
Revenue
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($million)
Year ended June 30, 2008
Year ended June 30, 2009

22

THIRD QUARTER FISCAL 2009 AND 2010 REVENUE AND OPERATING RESULTS

Net Loss
EBITDA
Revenue
$38
$34
$30
$26
$22
$18
$14
$10
$6
$2
($2)
($million)
3 months ended March 31, 2009*
3 months ended March 31, 2010

This information is derived from the unaudited financial statements of Avantair as of and for the three months ended December 31, 2009. Such information is subject to adjustment when audited.

*Excludes $3.0 million non-recurring vendor service reimbursement.

23

NON-GAAP MEASURES

The following table reflects the reconciliation of income from operations prepared in conformity with generally accepted accounting principles
(GAAP) to the non-GAAP financial measure of adjusted non-GAAP income from operations.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures

Three Months Ended March 31,

Three Months
Ended
December 31,
2009

2010

2009

GAAP income from operations

$     500,888

$     3,248,183

$     1,394,863

Subtract:

Vendor service reimbursement

-

       (2,951,867)

                   -

Gain on sale of assets

-

-

         (849,584)

Adjusted non-GAAP income from
operations

   $     500,888

   $        296,316

   $        545,279

NON-GAAP MEASURES

Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA

Three Months Ended

March 31,

Twelve Months Ended

June 30,

2010

2009

2009

2008

Net Loss:

$          (773,504)

$           1,822,233

$          (4,460,921)

$           (18,882,065)

Add:

Depreciation and amortization

1,314,870

1,240,262

5,233,250

3,624,710

Interest expense

      1,281,626

1,439,661

5,942,221

3,661,227

Subtract:

Interest and other income

(7,234)

(13,711)

(48,921)

(482, 918)

EBITDA

1,815,758

4,488,445

$             6,665,629

$            (12,079,046

Subtract:

                Vendor service reimbursement

                          --

          (2,951,867)

Adjusted EBITDA

$           1,815,758

$           1,536,578

The following table reflects the reconciliation of GAAP net income (loss) to the non-GAAP financial measures of EBITDA and to adjusted
EBITDA:

The Company believes that the use of the non-GAAP financial measure of adjusted non-GAAP income from operations is useful to investors as it eliminates a non-recurring vendor service reimbursement recognized in the third quarter of fiscal 2009 and a non-recurring gain from the sale of an asset recognized in the second quarter of  fiscal 2010 in order to provide information that is directly comparable to our current year financial statements.

The Company believes that EBITDA is useful to investors as it excludes certain non-cash expenses that do not directly relate to the operation of aircraft and that adjusted EBITDA is useful as it eliminates a nonrecurring vendor service reimbursement recognized in 2009 in order to provide information that is directly comparable to our current year EBITDA.

These measures are supplements to generally accepted accounting principles used to prepare the Company’s financial statements and should not be viewed as a substitute for GAAP measures.  In addition, the Company’s non-GAAP measures may not be comparable to non-GAAP measures of other companies.

FISCAL THIRD QUARTER 2010 HIGHLIGHTS

Total revenues increased YOY and on a sequential quarter basis to $36.0 million.

Revenue generating flight hours flown reached a new third quarter record, increasing
11.5% to 9,623 hours, from 8,627 for the third quarter of fiscal 2009. This compares with
9,770 revenue generating flight hours flown in the fiscal 2010 second quarter.

During the Company’s seasonally slowest sales quarter, flight hour cards sold increased
183% to 82 for the third quarter of fiscal 2010, from 29 flight hour cards sold during the third quarter of fiscal 2009.

EBITDA (results from operations before interest, taxes, depreciation and amortization) of
$1.8 million, compared with adjusted EBITDA of $1.5 million, which excludes a one-time, non-recurring $3.0 million vendor service reimbursement in the third quarter of fiscal
2009.

Operating income increased to $501,000, compared with adjusted non-GAAP operating income of $296,000, which excludes a one-time, non-recurring $3.0 million vendor service reimbursement in the third quarter of fiscal 2009.  The cost per revenue hour was reduced significantly following the addition of four new aircraft to Avantair’s operating certificate in mid-February.

As of March 31, 2010, Avantair had cash and cash equivalents of $7.3 million, compared with cash and cash equivalents of $3.8 million as of June 30, 2009.

FLIGHT HOUR CARD SALES

Flight Hour Card Sales
100
90
80
70
60
50
40
30
20
10
0
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Quarter Ended

27

-

-

FINANCIAL MODEL

Fractional shares:

Fractional share sales are paid in cash up front with revenue amortized over 60 months

Approximately $1 million gross profit per fractionalized aircraft

Maintenance and management fees provide recurring monthly revenues

Growth in fractional shares add incremental monthly fees on growing base

AXIS Club Membership:

Membership fee is paid in cash up front with revenue amortized over 36 months

Membership fee may be applied towards the purchase of a fractional share

Edge and AXIS Time Cards:

Edge and Axis flight hour time card sales are paid in cash up front with revenue recognized when hours are used

AVANTAIR KEY TAKEAWAYS

Superior growth rate relative to private aviation market; Avantair continues to gain market share

Taking market share from competitors

Gaining new customers

Defensible competitive advantages - Piaggio Avanti is technologically superior to other light jets and is exclusive to Avantair

Recurring revenue stream via fractional share and Axis membership sales

Substantial operating leverage inherent to business model, expected to lead to sustainable profitability

Avantair, Inc.

(OTCBB: AAIR)

Headquartered in
Clearwater, FL

727.538.7910

www.avantair.com